UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  June 14, 2007

Date of Earliest Event Reported:  June 13, 2007

Sauer-Danfoss Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14097	36-3482074
(State or other	(Commission	(I.R.S. Employer
jurisdiction of incorporation)	File Number)	Identification No.)

250 Parkway Drive, Suite 270
Lincolnshire, Illinois	60069
(U.S. Zip Code)
Krokamp 35
24539 Neumünster, Germany
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (515) 239-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5	Corporate Governance and Management
Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 13, 2007, the Board of Directors of Sauer-Danfoss Inc. (the “Company”) adopted the Amended and Restated Bylaws of the Company in the form attached hereto as Exhibit 3 (the “Amended and Restated Bylaws”).

The only change made in the Amended and Restated Bylaws was to revise the second sentence of Article III, Section 3 to read, “Klaus H. Murmann shall be eligible to serve beyond his seventieth birthday.”  Any other person is ineligible to serve as a director of the Company after the first annual meeting of stockholders following such person’s seventieth birthday.  The revised sentence formerly read, “Klaus Murmann shall be eligible to serve until the second annual meeting of stockholders following the date when he no longer serves as Chairman.”

Section 9	Financial Statements and Exhibits
Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

3	Amended and Restated Bylaws of Sauer-Danfoss Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SAUER-DANFOSS INC.
DATE: June 14, 2007

	By:	/s/ Kenneth D. McCuskey
	Name:	Kenneth D. McCuskey
	Title:	Vice President and Chief Accounting Officer